UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Semiannual report 6/30/16

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

The past six months marked a volatile stretch for equity investors. In January, major U.S. equity indexes experienced corrections—declines of 10% or more—before going on to rebound in the spring. Turbulence soon returned, however, as Brexit, the U.K.'s vote in late June to leave the European Union (EU), created a challenging backdrop for financial markets. Investors embraced traditional safe-haven assets, including U.S. Treasuries and gold, but equities and currency markets worldwide experienced sharp short-term drops. The move creates a number of unknowns in the near term, the most important of which is whether other EU countries will follow suit, and may ultimately have a negative effect on Europe's economic recovery. Our network of asset managers and researchers expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity and that the U.K.'s decision may even delay the U.S. Federal Reserve's next interest-rate increase until December at the earliest, all of which should help support markets. In fact, the S&P 500 Index and Dow Jones Industrial Average both went on to hit all-time highs in mid-July as investors bought stocks on the Brexit dip.

While it's impossible to predict how markets will respond to global macroeconomic developments in the coming weeks and months, it is prudent to expect continued volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. Whether the markets are up or down, your financial advisor can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of June 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
26	Financial statements
29	Financial highlights
30	Notes to financial statements
38	Additional information
39	Continuation of investment advisory and subadvisory agreements
44	Shareholder meeting
45	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global stocks were generally flat to down

Global stocks were flat for the period, with aggressive policy actions by central banks offsetting periods of volatility due to global growth concerns and geopolitical uncertainty in Europe and the United Kingdom.

Defensive stocks paced relative results

The fund outperformed its comparative index, the MSCI All Country World Index, owing primarily to stock selection in the more defensive telecommunication services, consumer staples, and healthcare sectors.

The fund's high-yield exposure helped

Allocation to global high-yield bonds, which provide a source of income, contributed to relative performance during the period.

PORTFOLIO COMPOSITION AS OF 6/30/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). In addition to the impact of market movements, if a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

What factors affected global markets over the past six months?

Global equities, as measured by the fund's comparative index, the MSCI All Country World Index, gained only 1.58% for the first half of 2016 as the rally in risk assets stalled. The year got off to a volatile start as Chinese stocks plunged in early January, sparking a global risk-off trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, monetary policy accommodation by major central banks in Japan, China, and the European Union (EU) helped support risk assets.

The volatility in the market continued into the second quarter of 2016, capped by Brexit, the vote of the U.K. electorate to leave the EU. While the short-term uncertainty about the outcome of the vote is now behind us, we are entering a new period of ambiguity regarding the implementation of the outcome, which may heighten near-term volatility. Overshadowed by the Brexit vote were a promising European economic backdrop and the European Central Bank's reaffirmation of its low interest-rate policy stance. In the United States, solid economic data helped investors shrug off the U.S. Federal Reserve's ramped-up rhetoric hinting at raising rates during May. Market participants were also encouraged by improving signs from China's economic data releases and Beijing's increased emphasis on currency stability.

During the six-month period, U.S. equities outperformed non-U.S. equities and emerging-market equities outperformed their developed market counterparts. Within the fund's comparative index, seven out of ten sectors posted positive returns. Energy, utilities, and telecommunication services gained the most, while the financials, consumer discretionary, and healthcare sectors declined.

How did the fund respond to these market conditions?

The fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with downside equity market protection through a portfolio that invests in global equities and high-yield bonds and employs options strategies. The fund performed well compared with its index for the reporting period at net asset value, primarily due to its allocation to high-yield bonds and strong stock selection in the equity strategy. The fund's option overlay and beta hedge—a

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"During the six-month period, U.S. equities outperformed non-U.S. equities and emerging-market equities outperformed their developed market counterparts."
strategy that reduces the fund's equity exposure by selling futures on the S&P 500 Index and the MSCI EAFE Index and benefits when such indexes decline—detracted from relative performance as the S&P 500 Index advanced during the period.

Allocation among sectors, a result of the fund's bottom-up stock selection process, contributed to relative results, most notably due to an underweight in the consumer discretionary sector and overweight exposure to the utilities, energy, and telecommunication services sectors. Stock selection also aided relative performance, particularly within the defensive telecommunication services, consumer staples, and healthcare sectors. These results were partially offset by weaker selection within financials and consumer discretionary stocks.

In a volatile period for equities, which stocks had the greatest positive impact on relative performance for the year?

Top contributors to the fund's relative performance during the period included U.K.-based British American Tobacco PLC, which benefited from pricing power and investor preference for dividend-paying securities. Japan-based telecommunication services companies Nippon Telegraph &

SECTOR COMPOSITION AS OF 6/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

"While Brexit and its impact will persist for some time, we believe the direct impact can be contained to the United Kingdom and Europe."
Telephone Corp. and wireless carrier NTT DOCOMO, Inc., were boosted by subscriber and profit growth at DOCOMO, which is majority owned by Nippon.

Which positions detracted the most from results?

Primary detractors from relative performance included the fund's holdings in U.S.-based The PNC Financial Services Group, Inc. and Japan-based bank Mitsubishi UFJ Financial Group, Inc., which were pressured by the impact of low interest rates on lending margins and capital markets volatility. British homebuilder Persimmon PLC was also among the top detractors.

How was the fund positioned at the end of the period?

At the end of the period, the equity portfolio was most overweight in the utilities, financials, and telecommunication services, while underweight in the consumer discretionary, consumer staples, and information technology sectors. From a regional standpoint, the fund had overweight exposure to Europe (including the United Kingdom) and Japan, while being underweight to most emerging markets and North America. As always, we remain vigilant about downside risk and believe that the portfolio's strategy, which seeks to participate in rising markets and manage downside risk while providing income, has the potential to perform well in multiple market environments.

While Brexit and its impact will persist for some time, we believe the direct impact can be contained

TOP 10 HOLDINGS AS OF 6/30/16 (%)

British American Tobacco PLC	2.7
Merck & Company, Inc.	2.4
Microsoft Corp.	2.2
Chevron Corp.	1.6
Intel Corp.	1.5
Bristol-Myers Squibb Company	1.5
The PNC Financial Services Group, Inc.	1.5
Cisco Systems, Inc.	1.5
JPMorgan Chase & Co.	1.5
Eaton Corp. PLC	1.3
TOTAL	17.7
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

to the United Kingdom and Europe. While our team sees the potential for a U.K. recession in 2017 and slightly weaker growth for Europe, we maintain a low but positive global growth outlook. We continue to believe that the United States will show improving but uninspiring growth for the second half of the year with expected improvement in investment and capital expenditures as activity levels normalize. We believe that the U.S. consumer remains healthy and the drag from the stronger U.S. dollar will become less of a headwind on a year-over-year basis.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 6/30/16 (%)

United States	52.1
Japan	9.4
United Kingdom	8.2
Switzerland	4.0
France	3.7
Germany	3.2
Canada	2.9
Luxembourg	2.6
Netherlands	2.1
Italy	1.7
Other countries	10.1
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund's investments

As of 6-30-16 (unaudited)
	Shares	Value
Common stocks 81.3%		$163,833,542
(Cost $167,063,239)
Consumer discretionary 4.6%		9,243,030
Auto components 0.7%
Aisan Industry Company, Ltd.	15,600	100,940
Exedy Corp.	8,200	175,559
Keihin Corp.	14,200	219,104
Nissin Kogyo Company, Ltd.	13,200	169,066
NOK Corp.	12,800	217,672
Sumitomo Riko Company, Ltd.	14,500	116,180
Tokai Rika Company, Ltd.	12,800	189,074
Toyoda Gosei Company, Ltd.	11,200	199,464
Automobiles 0.4%
Honda Motor Company, Ltd.	16,800	421,398
Mitsubishi Motors Corp.	33,800	156,032
Peugeot SA (I)	3,952	47,369
Renault SA	1,812	136,801
Diversified consumer services 0.1%
Allstar Co-Invest LLC (I)(R)	236,300	137,054
Benesse Holdings, Inc.	3,800	89,208
Hotels, restaurants and leisure 0.1%
Hilton Worldwide Holdings, Inc.	12,005	270,473
Household durables 1.2%
Alpine Electronics, Inc.	14,700	144,063
Funai Electric Company, Ltd.	17,863	157,420
Newell Brands, Inc.	7,507	364,615
Nikon Corp.	18,200	246,425
Persimmon PLC	50,594	981,103
Pioneer Corp. (I)	65,000	114,118
PulteGroup, Inc.	27,220	530,518
Internet and catalog retail 0.1%
Home Retail Group PLC	54,185	110,962
Qliro Group AB (I)	49,556	54,871
Media 0.9%
Avex Group Holdings, Inc.	7,000	79,231
Gendai Agency, Inc.	5,200	25,043
Metropole Television SA	6,630	110,230
Proto Corp.	3,000	34,901
SES SA	70,029	1,499,148
Multiline retail 0.2%
Dollar General Corp.	3,490	328,060

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       8

	Shares	Value
Consumer discretionary (continued)
Multiline retail (continued)
New World Department Store China, Ltd. (I)	343,000	$44,896
Specialty retail 0.8%
Honeys Company, Ltd.	9,830	107,622
Nishimatsuya Chain Company, Ltd.	4,700	66,653
Pal Company, Ltd.	4,500	106,095
The Home Depot, Inc.	9,528	1,216,630
Xebio Holdings Company, Ltd.	9,200	130,066
Textiles, apparel and luxury goods 0.1%
Daphne International Holdings, Ltd. (I)	506,000	77,241
Sanyo Shokai, Ltd.	36,000	67,725
Consumer staples 5.5%		11,187,122
Beverages 1.3%
PepsiCo, Inc.	12,729	1,348,510
The Coca-Cola Company	26,409	1,197,120
Food and staples retailing 0.3%
Cawachi, Ltd.	4,700	112,222
J Sainsbury PLC	72,935	227,206
METRO AG	7,785	239,436
Food products 0.8%
Ebro Foods SA	13,769	316,936
Ingredion, Inc.	6,018	778,789
Pinnacle Foods, Inc.	10,146	469,658
Suedzucker AG	6,908	152,152
Household products 0.3%
The Procter & Gamble Company	7,610	644,339
Personal products 0.1%
Oriflame Holding AG (I)	8,135	207,468
Tobacco 2.7%
British American Tobacco PLC	84,735	5,493,286
Energy 7.5%		15,169,621
Energy equipment and services 0.1%
Ensco PLC, Class A	14,177	137,659
Oil, gas and consumable fuels 7.4%
BP PLC	146,481	857,428
Canadian Natural Resources, Ltd.	6,659	205,297
Chevron Corp. (C)	30,346	3,181,171
Encana Corp.	9,900	77,011
Eni SpA	31,930	514,302
Gazprom PJSC, ADR	63,011	272,838
Harum Energy Tbk PT (I)	450,400	28,021

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       9

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Indo Tambangraya Megah Tbk PT	96,400	$68,923
Inpex Corp.	19,300	150,938
Japan Petroleum Exploration Company, Ltd.	8,000	161,256
Lukoil PJSC, ADR	7,320	306,356
Marathon Oil Corp.	70,522	1,058,535
Occidental Petroleum Corp.	17,176	1,297,819
Painted Pony Petroleum, Ltd. (I)	12,700	74,512
Petro Rio SA (I)	586	2,499
Petroleo Brasileiro SA, ADR (I)	27,443	196,492
PrairieSky Royalty, Ltd.	173	3,283
Royal Dutch Shell PLC, B Shares	79,747	2,203,296
Statoil ASA	8,657	149,580
Suncor Energy, Inc.	66,349	1,839,858
TOTAL SA	40,343	1,934,688
TransCanada Corp.	9,904	447,859
Financials 18.5%		37,392,921
Banks 7.2%
Allahabad Bank	61,017	62,888
Alpha Bank AE (I)	29,314	54,927
Banca Popolare dell'Emilia Romagna SC	43,910	161,212
Banco Popular Espanol SA	145,210	188,709
BNP Paribas SA	8,496	372,596
CaixaBank SA	70,406	155,173
Canara Bank	27,195	88,246
China Construction Bank Corp., H Shares	1,496,218	997,436
Corp. Bank (I)	60,024	36,451
Dah Sing Financial Holdings, Ltd.	15,200	93,936
HSBC Holdings PLC	106,829	661,864
ING Groep NV	28,523	295,096
JPMorgan Chase & Co. (C)	48,060	2,986,448
KB Financial Group, Inc.	8,181	232,634
M&T Bank Corp.	3,730	440,998
Mitsubishi UFJ Financial Group, Inc.	92,749	415,780
Mizuho Financial Group, Inc.	207,300	298,317
Nordea Bank AB	129,380	1,097,613
Sberbank of Russia PJSC, ADR	14,300	124,839
Shinhan Financial Group Company, Ltd.	4,297	141,238
Societe Generale SA	9,959	311,576
Standard Chartered PLC	40,311	305,838
Sumitomo Mitsui Financial Group, Inc.	12,900	372,488
The Eighteenth Bank, Ltd.	10,000	24,429
The Oita Bank, Ltd.	15,000	43,263

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       10

	Shares	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	37,322	$3,037,638
The Tochigi Bank, Ltd.	16,000	55,288
The Yamanashi Chuo Bank, Ltd.	16,000	56,366
UniCredit SpA	63,541	139,743
Wells Fargo & Company (C)	27,927	1,321,785
Capital markets 1.8%
Banca Generali SpA	55,005	1,102,490
BlackRock, Inc. (C)	5,802	1,987,359
Julius Baer Group, Ltd. (I)	3,845	154,755
UBS Group AG	30,177	391,564
Uranium Participation Corp. (I)	29,800	92,956
Diversified financial services 0.8%
Intercontinental Exchange, Inc. (C)	4,455	1,140,302
MSCI, Inc.	5,987	461,717
Insurance 6.2%
Ageas	9,074	315,406
Assicurazioni Generali SpA	84,385	995,100
Chubb, Ltd.	11,889	1,554,011
CNO Financial Group, Inc.	20,363	355,538
Coface SA (I)	18,620	125,963
Delta Lloyd NV	147,652	518,803
FNF Group	19,853	744,488
Marsh & McLennan Companies, Inc.	16,040	1,098,098
MetLife, Inc.	46,528	1,853,210
Storebrand ASA (I)	53,105	201,450
T&D Holdings, Inc.	37,400	317,602
The Dai-ichi Life Insurance Company, Ltd.	18,900	211,574
Tongyang Life Insurance Company, Ltd.	9,537	84,315
Torchmark Corp.	2,948	182,245
Willis Towers Watson PLC	9,834	1,222,465
XL Group PLC	6,983	232,604
Zurich Insurance Group AG (I)	10,226	2,529,735
Real estate investment trusts 1.0%
ICADE	13,290	933,893
STORE Capital Corp.	11,420	336,319
Weyerhaeuser Company	23,711	705,876
Real estate management and development 1.5%
Castellum AB	60,449	859,460
Sumitomo Real Estate Sales Company, Ltd.	5,400	106,163
Vonovia SE	54,846	2,002,645

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       11

	Shares	Value
Health care 9.6%		$19,354,296
Biotechnology 0.1%
Sinovac Biotech, Ltd. (I)	21,350	126,606
Health care equipment and supplies 0.3%
Baxter International, Inc.	7,192	325,222
Zimmer Biomet Holdings, Inc.	1,974	237,630
Health care providers and services 0.4%
AmerisourceBergen Corp.	3,672	291,263
Quest Diagnostics, Inc.	6,581	535,759
Suzuken Company, Ltd.	990	31,161
Health care technology 0.0%
AGFA-Gevaert NV (I)	27,196	88,286
Life sciences tools and services 0.1%
CMIC Holdings Company, Ltd.	6,200	95,957
Pharmaceuticals 8.7%
Almirall SA	10,263	154,306
AstraZeneca PLC	44,274	2,646,853
Bristol-Myers Squibb Company	41,374	3,043,058
Eisai Company, Ltd.	28,546	1,593,897
H Lundbeck A/S (I)	6,413	240,406
Johnson & Johnson	13,517	1,639,612
Merck & Company, Inc. (C)	85,584	4,930,494
Ono Pharmaceutical Company, Ltd.	5,600	243,942
Roche Holding AG	9,494	2,505,275
Takeda Pharmaceutical Company, Ltd.	9,500	409,718
Zoetis, Inc.	4,527	214,851
Industrials 8.8%		17,657,148
Aerospace and defense 0.6%
Honeywell International, Inc.	8,584	998,491
Thales SA	2,466	204,787
Air freight and logistics 0.7%
Deutsche Post AG	37,446	1,054,947
PostNL NV (I)	83,878	342,161
Airlines 0.2%
American Airlines Group, Inc.	5,576	157,857
Deutsche Lufthansa AG	22,908	269,341
Building products 0.3%
Cie de Saint-Gobain	9,812	371,930
Fortune Brands Home & Security, Inc.	3,046	176,577
Commercial services and supplies 0.0%
Relia, Inc.	6,600	69,020

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       12

	Shares	Value
Industrials (continued)
Construction and engineering 0.1%
Raubex Group, Ltd.	56,566	$74,286
Toyo Engineering Corp.	63,000	209,158
Electrical equipment 2.1%
Eaton Corp. PLC	44,694	2,669,573
Schneider Electric SE	22,176	1,293,762
Ushio, Inc.	12,200	143,333
Zumtobel Group AG	10,716	130,437
Industrial conglomerates 1.3%
3M Company	7,127	1,248,080
Koninklijke Philips NV	7,327	181,975
Rheinmetall AG	4,015	238,807
Siemens AG	9,301	954,479
Machinery 1.1%
Caterpillar, Inc.	14,747	1,117,970
Deere & Company	4,526	366,787
Hisaka Works, Ltd.	8,900	73,433
Sumitomo Heavy Industries, Ltd.	42,000	184,502
The Japan Steel Works, Ltd.	52,000	237,684
Toshiba Machine Company, Ltd.	48,000	145,195
Marine 0.1%
D/S Norden A/S (I)	7,728	107,905
Pacific Basin Shipping, Ltd. (I)	988,000	93,506
Professional services 0.2%
Adecco Group AG	3,464	174,717
en-japan, Inc.	7,000	130,040
Hays PLC	123,178	160,944
Road and rail 0.8%
Kansas City Southern	4,948	445,765
Union Pacific Corp.	12,398	1,081,726
Trading companies and distributors 0.3%
Kuroda Electric Company, Ltd.	9,100	156,302
Rexel SA	16,723	210,248
SIG PLC	108,010	162,116
Transportation infrastructure 1.0%
Hamburger Hafen und Logistik AG	5,362	80,261
Jiangsu Expressway Company, Ltd., H Shares	1,388,519	1,939,046
Information technology 11.0%		22,079,748
Communications equipment 1.5%
Cisco Systems, Inc. (C)	105,756	3,034,140

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       13

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components 0.4%
Avnet, Inc.	6,764	$274,010
Hosiden Corp.	26,200	162,890
Kingboard Laminates Holdings, Ltd.	248,000	152,927
Mitsumi Electric Company, Ltd. (I)	7,200	29,042
Nichicon Corp.	24,600	159,848
Internet software and services 0.2%
DeNa Company, Ltd.	10,500	245,632
Dropbox, Inc., Class B (I)(R)	7,248	76,684
Gree, Inc.	30,400	172,296
IT services 0.9%
Alten SA	1,343	78,835
Amdocs, Ltd.	5,811	335,411
Booz Allen Hamilton Holding Corp.	13,579	402,482
Devoteam SA	1,081	51,360
Fujitsu, Ltd.	107,000	393,473
Itochu Techno-Solutions Corp.	6,200	133,568
NET One Systems Company, Ltd.	25,800	148,612
Sopra Steria Group	1,712	176,461
Semiconductors and semiconductor equipment 4.4%
Intel Corp.	95,243	3,123,970
Kontron AG (I)	14,745	45,838
Lam Research Corp.	4,272	359,104
Maxim Integrated Products, Inc. (C)	54,984	1,962,379
Mimasu Semiconductor Industry Company, Ltd.	7,500	70,452
Miraial Company, Ltd.	6,500	45,418
QUALCOMM, Inc.	37,898	2,030,196
Rohm Company, Ltd.	5,900	232,873
Shinkawa, Ltd. (I)	14,900	66,713
Shinko Electric Industries Company, Ltd.	31,500	154,289
Skyworks Solutions, Inc.	3,181	201,294
STMicroelectronics NV	43,177	253,562
Tokyo Seimitsu Company, Ltd.	10,100	235,200
Software 2.6%
Alpha Systems, Inc.	1,700	27,166
Microsoft Corp.	85,210	4,360,196
Nintendo Company, Ltd.	1,600	229,919
SS&C Technologies Holdings, Inc.	23,285	653,843
Technology hardware, storage and peripherals 1.0%
Canon, Inc.	11,500	328,327
Catcher Technology Company, Ltd.	138,000	1,028,953
Compal Electronics, Inc.	368,000	232,799
Japan Digital Laboratory Company, Ltd.	6,200	84,310

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       14

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Melco Holdings, Inc.	6,200	$127,068
Western Digital Corp.	4,194	198,208
Materials 4.9%		9,850,723
Chemicals 1.7%
Agrium, Inc. (Toronto Stock Exchange)	2,736	247,541
Agrium, Inc.	12,430	1,123,921
Fujimi, Inc.	4,300	63,159
Hitachi Chemical Company, Ltd.	8,000	149,411
JSR Corp.	21,900	290,024
Methanex Corp.	5,569	162,058
Mitsui Chemicals, Inc.	30,000	110,243
Nitto Denko Corp.	2,500	158,585
Sumitomo Bakelite Company, Ltd.	32,000	148,421
The Dow Chemical Company	18,700	929,577
Construction materials 0.4%
Buzzi Unicem SpA	12,484	218,770
LafargeHolcim, Ltd. (I)	8,712	364,489
Vicat SA	2,631	148,164
Containers and packaging 1.4%
AMVIG Holdings, Ltd.	222,000	87,537
Graphic Packaging Holding Company	17,345	217,506
International Paper Company	56,967	2,414,261
Packaging Corp. of America	2,955	197,778
Metals and mining 1.4%
Aichi Steel Corp.	11,000	48,824
Anglo American Platinum, Ltd. (I)	6,611	165,277
Anglo American PLC	22,205	217,659
Barrick Gold Corp.	11,000	234,823
Centerra Gold, Inc.	29,200	174,032
Chubu Steel Plate Company, Ltd.	8,500	41,044
Eldorado Gold Corp.	47,754	214,893
G-Resources Group, Ltd.	4,086,000	78,290
Impala Platinum Holdings, Ltd. (I)	47,583	153,309
Ivanhoe Mines, Ltd., Class A (I)	105,500	82,476
Kinross Gold Corp. (I)	37,186	181,840
Kyoei Steel, Ltd.	10,900	165,822
Lonmin PLC (I)	15,069	38,669
NetMind Financial Holdings, Ltd. (I)	1,440,000	15,591
Neturen Company, Ltd.	11,400	80,246
Northern Dynasty Minerals, Ltd. (I)	16,000	4,954
Pacific Metals Company, Ltd. (I)	40,000	109,069
Resolute Mining, Ltd. (I)	164,524	158,635

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       15

	Shares	Value
Materials (continued)
Metals and mining (continued)
Salzgitter AG	5,766	$152,454
Tokyo Steel Manufacturing Company, Ltd.	24,800	135,940
Western Areas, Ltd.	61,179	99,911
Yamato Kogyo Company, Ltd.	7,400	167,969
Yodogawa Steel Works, Ltd.	4,000	97,551
Telecommunication services 5.3%		10,601,440
Diversified telecommunication services 3.4%
Hellenic Telecommunications Organization SA	23,494	214,657
KT Corp.	12,495	322,709
Magyar Telekom Telecommunications PLC	115,799	181,619
Nippon Telegraph & Telephone Corp.	55,812	2,617,297
Telefonica SA	25,512	242,206
Telenor ASA	72,482	1,199,795
Verizon Communications, Inc.	35,863	2,002,590
Wireless telecommunication services 1.9%
Millicom International Cellular SA	25,943	1,591,326
NTT DOCOMO, Inc.	76,496	2,062,985
Orange Belgium SA (I)	7,192	166,256
Utilities 5.6%		11,297,493
Electric utilities 2.3%
Edison International	15,972	1,240,545
NextEra Energy, Inc.	11,150	1,453,960
PG&E Corp.	7,718	493,335
Power Assets Holdings, Ltd.	162,713	1,496,068
Gas utilities 0.7%
Gas Natural SDG SA	65,195	1,295,921
UGI Corp.	4,150	187,788
Independent power and renewable electricity producers 0.1%
NTPC, Ltd.	78,616	181,698
Multi-utilities 2.5%
Centrica PLC	379,242	1,146,824
Dominion Resources, Inc.	21,005	1,636,920
E.ON SE	80,926	816,933
Engie SA	17,965	288,458
National Grid PLC	60,769	893,628
RWE AG (I)	10,387	165,415
Preferred securities 0.1%		$298,877
(Cost $190,884)
Telecommunication services 0.0%		134,234
Telefonica Brasil SA	9,800	134,234

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       16

			Shares		Value
Utilities 0.1%					$164,643
Cia Paranaense de Energia, B Shares			18,100		164,643
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 15.0%					$30,242,550
(Cost $31,310,126)
Consumer discretionary 2.9%					5,861,801
Auto components 0.1%
ZF North America Capital, Inc. (S)	4.500	04-29-22		150,000	152,063
Automobiles 0.0%
General Motors Company	6.250	10-02-43		65,000	72,248
Distributors 0.0%
HD Supply, Inc. (S)	5.750	04-15-24		30,000	31,200
Diversified consumer services 0.0%
APX Group, Inc. (S)	7.875	12-01-22		100,000	100,750
Hotels, restaurants and leisure 0.4%
Boyd Gaming Corp. (S)	6.375	04-01-26		85,000	88,825
CEC Entertainment, Inc.	8.000	02-15-22		190,000	184,538
Cirsa Funding Luxembourg SA (S)	5.875	05-15-23	EUR	215,000	239,712
GLP Capital LP	4.375	04-15-21		5,000	5,150
GLP Capital LP	5.375	04-15-26		105,000	108,675
NH Hotel Group SA (S)	6.875	11-15-19	EUR	130,000	156,062
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24		45,000	44,888
Household durables 0.3%
KB Home	7.000	12-15-21		375,000	376,875
M/I Homes, Inc.	6.750	01-15-21		195,000	194,025
Internet and catalog retail 0.2%
Liberty Interactive LLC	8.250	02-01-30		250,000	259,375
Netflix, Inc.	5.875	02-15-25		95,000	99,631
Media 1.4%
Altice Financing SA (S)	6.500	01-15-22	EUR	100,000	116,318
CCO Holdings LLC	5.125	02-15-23		5,000	5,063
CCO Holdings LLC	5.250	09-30-22		5,000	5,131
CCO Holdings LLC	5.750	09-01-23		35,000	36,050
CCO Holdings LLC (S)	5.750	02-15-26		120,000	123,600
CCO Holdings LLC (S)	5.875	04-01-24		20,000	20,850
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		360,000	342,138
Charter Communications Operating LLC (S)	4.908	07-23-25		95,000	103,540
DISH DBS Corp.	6.750	06-01-21		170,000	176,163
DISH DBS Corp.	7.875	09-01-19		320,000	352,800
Gray Television, Inc. (S)	5.875	07-15-26		15,000	15,113
Gray Television, Inc.	7.500	10-01-20		75,000	78,188
Lamar Media Corp. (S)	5.750	02-01-26		15,000	15,609
Neptune Finco Corp. (S)	10.875	10-15-25		200,000	229,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
Sinclair Television Group, Inc. (S)	5.875	03-15-26		75,000	$76,500
TEGNA, Inc. (S)	4.875	09-15-21		115,000	117,875
TEGNA, Inc.	5.125	10-15-19		310,000	318,913
TEGNA, Inc. (S)	5.500	09-15-24		20,000	20,600
TEGNA, Inc.	6.375	10-15-23		55,000	58,438
Tribune Media Company	5.875	07-15-22		295,000	293,525
Unitymedia Hessen GmbH & Company KG	5.500	09-15-22	EUR	210,600	245,972
Specialty retail 0.5%
Chinos Intermediate Holdings A, Inc., PIK (S)	7.750	05-01-19		135,525	46,079
Dufry Finance SCA (S)	4.500	08-01-23	EUR	205,000	235,427
L Brands, Inc.	6.875	11-01-35		145,000	146,813
Michaels Stores, Inc. (S)	5.875	12-15-20		195,000	203,044
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	180,000	220,135
Party City Holdings, Inc. (S)	6.125	08-15-23		140,000	144,900
Consumer staples 0.4%					697,353
Food and staples retailing 0.1%
Aramark Services, Inc.	5.750	03-15-20		64,000	65,920
Food products 0.2%
Aramark Services, Inc.	5.125	01-15-24		25,000	25,500
Pinnacle Foods Finance LLC (S)	5.875	01-15-24		35,000	36,619
Post Holdings, Inc. (S)	6.000	12-15-22		40,000	41,000
Post Holdings, Inc.	7.375	02-15-22		80,000	84,100
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	193,800
TreeHouse Foods, Inc. (S)	6.000	02-15-24		70,000	74,676
Household products 0.1%
The Sun Products Corp. (S)	7.750	03-15-21		170,000	175,738
Energy 2.2%					4,401,170
Oil, gas and consumable fuels 2.2%
Anadarko Petroleum Corp.	4.500	07-15-44		100,000	91,903
Anadarko Petroleum Corp.	4.850	03-15-21		15,000	15,911
Anadarko Petroleum Corp.	5.550	03-15-26		10,000	11,048
Anadarko Petroleum Corp.	6.600	03-15-46		15,000	18,124
Antero Resources Corp.	5.625	06-01-23		25,000	24,250
Antero Resources Corp.	6.000	12-01-20		185,000	187,005
Blue Racer Midstream LLC (S)	6.125	11-15-22		190,000	180,025
Bonanza Creek Energy, Inc.	6.750	04-15-21		100,000	40,550
Borets Finance, Ltd.	7.625	09-26-18		200,000	186,087
California Resources Corp. (S)	8.000	12-15-22		325,000	230,750
Concho Resources, Inc.	5.500	10-01-22		70,000	70,350
Continental Resources, Inc.	3.800	06-01-24		40,000	34,900
Continental Resources, Inc.	4.900	06-01-44		115,000	94,875

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Continental Resources, Inc.	5.000	09-15-22		65,000	$63,351
Denbury Resources, Inc. (S)	9.000	05-15-21		170,000	170,000
Diamondback Energy, Inc.	7.625	10-01-21		120,000	126,750
Energen Corp.	4.625	09-01-21		105,000	98,700
Energy Transfer Equity LP	5.500	06-01-27		350,000	329,000
Gazprom Neft OAO (S)	4.375	09-19-22		200,000	197,394
Gazprom OAO	4.950	07-19-22		200,000	207,380
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	51,425
Laredo Petroleum, Inc.	6.250	03-15-23		85,000	80,750
Laredo Petroleum, Inc.	7.375	05-01-22		45,000	45,113
Matador Resources Company	6.875	04-15-23		80,000	81,600
MEG Energy Corp. (S)	6.375	01-30-23		20,000	14,800
MEG Energy Corp. (S)	7.000	03-31-24		140,000	107,800
Petrobras Global Finance BV	4.375	05-20-23		495,000	402,039
Petrobras Global Finance BV	5.625	05-20-43		205,000	146,124
Petroleos de Venezuela SA	6.000	11-15-26		330,000	115,071
QEP Resources, Inc.	5.250	05-01-23		130,000	119,600
QEP Resources, Inc.	5.375	10-01-22		15,000	13,988
QEP Resources, Inc.	6.800	03-01-20		25,000	25,188
Rice Energy, Inc.	6.250	05-01-22		40,000	39,700
Rice Energy, Inc.	7.250	05-01-23		40,000	40,600
RSP Permian, Inc.	6.625	10-01-22		10,000	10,300
SM Energy Company	5.000	01-15-24		135,000	115,425
SM Energy Company	6.125	11-15-22		5,000	4,594
SM Energy Company	6.500	11-15-21		10,000	9,425
Targa Resources Partners LP (S)	6.750	03-15-24		50,000	51,250
Tullow Oil PLC (S)	6.250	04-15-22		350,000	280,000
WPX Energy, Inc.	5.250	09-15-24		135,000	118,800
WPX Energy, Inc.	6.000	01-15-22		85,000	79,050
WPX Energy, Inc.	8.250	08-01-23		70,000	70,175
Financials 1.6%					3,165,609
Banks 0.9%
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	200,000	191,018
Banco Santander SA (6.250% to 3-12-19, then 5 Year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR	100,000	93,752
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	200,000	205,304
Barclays PLC (8.250% to 12-15-18, then 5 Year U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18		200,000	195,492
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25		250,000	248,291

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		200,000	$172,500
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR	50,000	62,752
Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		100,000	95,000
Sberbank of Russia (S)	5.125	10-29-22		200,000	202,988
VTB Bank OJSC (S)	6.875	05-29-18		200,000	213,988
Consumer finance 0.1%
OneMain Financial Holdings, Inc. (S)	6.750	12-15-19		30,000	29,250
Springleaf Finance Corp.	5.250	12-15-19		50,000	46,563
Springleaf Finance Corp.	7.750	10-01-21		55,000	52,938
Springleaf Finance Corp.	8.250	12-15-20		125,000	125,313
Diversified financial services 0.3%
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) (Q)	6.250	12-18-24		200,000	187,707
MSCI, Inc. (S)	5.250	11-15-24		150,000	153,375
Nationstar Mortgage LLC	6.500	08-01-18		235,000	227,363
Insurance 0.1%
CNO Financial Group, Inc.	4.500	05-30-20		30,000	31,050
CNO Financial Group, Inc.	5.250	05-30-25		75,000	77,250
Nationwide Building Society (6.875% to 6-20-19, then 5 Year GBP Swap Rate + 4.880%) (Q)	6.875	06-20-19	GBP	120,000	149,326
Real estate investment trusts 0.1%
Equinix, Inc.	5.875	01-15-26		75,000	78,188
FelCor Lodging LP	6.000	06-01-25		120,000	120,900
Thrifts and mortgage finance 0.1%
Nationstar Mortgage LLC	6.500	07-01-21		40,000	34,200
Radian Group, Inc.	7.000	03-15-21		160,000	171,101
Health care 2.5%					4,934,483
Health care equipment and supplies 0.3%
Alere, Inc. (S)	6.375	07-01-23		150,000	156,375
Alere, Inc.	6.500	06-15-20		256,000	254,720
Alere, Inc.	7.250	07-01-18		60,000	61,575
Health care providers and services 1.4%
Amsurg Corp.	5.625	07-15-22		275,000	282,563
Community Health Systems, Inc.	6.875	02-01-22		345,000	301,875
Community Health Systems, Inc.	7.125	07-15-20		250,000	231,773
Envision Healthcare Corp. (S)	5.125	07-01-22		85,000	86,258
HCA Holdings, Inc.	6.250	02-15-21		240,000	257,400
HCA, Inc.	5.250	06-15-26		40,000	41,500
HCA, Inc.	6.500	02-15-20		360,000	399,150

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	7.500	11-15-95		125,000	$121,250
inVentiv Health, Inc. (S)	9.000	01-15-18		50,000	51,375
LifePoint Health, Inc.	5.875	12-01-23		170,000	176,800
MEDNAX, Inc. (S)	5.250	12-01-23		90,000	91,125
MPH Acquisition Holdings LLC (S)	7.125	06-01-24		35,000	36,750
Tenet Healthcare Corp.	5.000	03-01-19		195,000	188,663
Tenet Healthcare Corp.	6.750	06-15-23		50,000	47,875
Tenet Healthcare Corp.	8.125	04-01-22		275,000	281,820
Vizient, Inc. (S)	10.375	03-01-24		80,000	85,800
WellCare Health Plans, Inc.	5.750	11-15-20		135,000	139,388
Health care technology 0.3%
Change Healthcare Holdings, Inc. (S)	6.000	02-15-21		110,000	116,600
IMS Health, Inc. (S)	4.125	04-01-23	EUR	235,000	265,742
Sterigenics-Nordion Holdings LLC (S)	6.500	05-15-23		250,000	253,125
Pharmaceuticals 0.5%
Endo Finance LLC (S)	6.000	07-15-23		265,000	233,200
PRA Holdings, Inc. (S)	9.500	10-01-23		150,000	166,500
Quintiles Transnational Corp. (S)	4.875	05-15-23		195,000	197,925
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	108,836
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		30,000	24,094
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23		315,000	254,363
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25		25,000	20,063
Industrials 1.2%					2,421,389
Aerospace and defense 0.3%
AerCap Ireland Capital, Ltd.	4.500	05-15-21		150,000	153,488
Bombardier, Inc. (S)	6.125	01-15-23		220,000	188,100
TA MFG., Ltd. (S)	3.625	04-15-23	EUR	180,000	186,014
Building products 0.2%
Builders FirstSource, Inc. (S)	7.625	06-01-21		165,000	172,425
Kerneos Corporate SAS (S)	5.750	03-01-21	EUR	145,000	165,701
Ply Gem Industries, Inc.	6.500	02-01-22		180,000	177,300
Commercial services and supplies 0.1%
Clean Harbors, Inc.	5.125	06-01-21		75,000	76,734
Quad/Graphics, Inc.	7.000	05-01-22		190,000	167,675
Electrical equipment 0.1%
Sensata Technologies BV (S)	5.000	10-01-25		100,000	100,439
Sensata Technologies BV (S)	5.625	11-01-24		70,000	72,668
Industrial conglomerates 0.1%
Nemak SAB de CV	5.500	02-28-23		200,000	207,500
Machinery 0.1%
CNH Industrial Capital LLC	4.375	11-06-20		15,000	15,150

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Machinery (continued)
Crown European Holdings SA (S)	3.375	05-15-25	EUR	170,000	$187,523
Trading companies and distributors 0.3%
Aircastle, Ltd.	5.000	04-01-23		30,000	30,486
American Builders & Contractors Supply Company, Inc. (S)	5.750	12-15-23		55,000	56,925
International Lease Finance Corp.	6.250	05-15-19		430,000	463,261
Information technology 1.3%					2,683,489
Communications equipment 0.1%
Alcatel-Lucent USA, Inc.	6.450	03-15-29		271,000	282,518
Electronic equipment, instruments and components 0.2%
CDW LLC	5.000	09-01-23		35,000	35,245
CDW LLC	5.500	12-01-24		105,000	108,413
CDW LLC	6.000	08-15-22		290,000	303,050
Internet software and services 0.2%
Zayo Group LLC	6.000	04-01-23		190,000	193,800
Zayo Group LLC	6.375	05-15-25		110,000	112,200
IT services 0.2%
First Data Corp. (S)	5.375	08-15-23		280,000	284,343
First Data Corp. (S)	7.000	12-01-23		160,000	162,400
Semiconductors and semiconductor equipment 0.3%
Entegris, Inc. (S)	6.000	04-01-22		210,000	214,988
Freescale Semiconductor, Inc. (S)	6.000	01-15-22		305,000	321,623
Software 0.3%
Change Healthcare Holdings, Inc.	11.000	12-31-19		180,000	191,475
First Data Corp. (S)	5.750	01-15-24		190,000	188,338
Infor Software Parent LLC, PIK (S)	7.125	05-01-21		105,000	93,450
Infor US, Inc. (S)	5.750	08-15-20		25,000	26,219
Infor US, Inc.	5.750	05-15-22	EUR	100,000	92,770
Infor US, Inc.	6.500	05-15-22		50,000	47,219
SS&C Technologies Holdings, Inc.	5.875	07-15-23		25,000	25,438
Materials 1.7%					3,513,807
Building materials 0.2%
Standard Industries, Inc. (S)	5.375	11-15-24		365,000	371,388
Chemicals 0.0%
The Chemours Company	6.625	05-15-23		80,000	68,000
The Chemours Company	7.000	05-15-25		10,000	8,388
Construction materials 0.3%
Cemex SAB de CV	5.875	03-25-19		550,000	566,500
Containers and packaging 0.5%
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		200,000	198,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Containers and packaging (continued)
Ardagh Packaging Finance PLC (S)	6.750	05-15-24	EUR	250,000	$282,275
Berry Plastics Corp.	6.000	10-15-22		180,000	186,075
Beverage Packaging Holdings Luxembourg II SA (S)	6.000	06-15-17		15,000	15,038
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23		165,000	173,319
Owens-Brockway Glass Container, Inc. (S)	6.375	08-15-25		215,000	224,675
Metals and mining 0.6%
AK Steel Corp.	7.625	05-15-20		55,000	52,319
AK Steel Corp.	7.625	10-01-21		80,000	73,400
AK Steel Corp.	8.375	04-01-22		80,000	73,600
Anglo American Capital PLC (S)	9.375	04-08-19		100,000	114,375
ArcelorMittal	6.500	03-01-21		90,000	92,475
ArcelorMittal	7.250	02-25-22		65,000	68,413
Kaiser Aluminum Corp. (S)	5.875	05-15-24		95,000	97,613
Signode Industrial Group Lux SA (S)	6.375	05-01-22		40,000	38,250
Steel Dynamics, Inc.	5.125	10-01-21		85,000	86,806
Steel Dynamics, Inc.	5.500	10-01-24		70,000	71,575
Teck Resources, Ltd. (S)	8.000	06-01-21		35,000	36,050
Teck Resources, Ltd. (S)	8.500	06-01-24		55,000	57,063
United States Steel Corp.	6.875	04-01-21		29,000	25,158
United States Steel Corp.	7.375	04-01-20		68,000	63,985
United States Steel Corp.	7.500	03-15-22		20,000	17,494
United States Steel Corp. (S)	8.375	07-01-21		160,000	168,600
Paper and forest products 0.1%
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24		105,000	108,098
Tembec Industries, Inc. (S)	9.000	12-15-19		225,000	174,375
Telecommunication services 1.1%					2,269,761
Communications equipment 0.0%
Alcatel-Lucent USA, Inc.	6.500	01-15-28		45,000	46,238
Diversified telecommunication services 0.6%
Altice Financing SA (S)	7.500	05-15-26		210,000	206,325
Cablevision Systems Corp. (S)	6.500	06-15-21		151,000	154,020
Frontier Communications Corp.	10.500	09-15-22		65,000	68,778
Frontier Communications Corp.	11.000	09-15-25		165,000	171,394
Level 3 Financing, Inc.	5.125	05-01-23		15,000	14,869
Level 3 Financing, Inc. (S)	5.250	03-15-26		30,000	29,400
Level 3 Financing, Inc.	5.375	08-15-22		205,000	207,050
Level 3 Financing, Inc.	5.375	01-15-24		15,000	15,094
Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR	310,000	338,506
Wireless telecommunication services 0.5%
Matterhorn Telecom SA (S)	3.875	05-01-22	EUR	116,000	123,452
Sprint Communications, Inc. (S)	9.000	11-15-18		100,000	106,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
Sprint Corp.	7.125	06-15-24	200,000	$158,250
Sprint Corp.	7.250	09-15-21	215,000	183,288
Sprint Corp.	7.875	09-15-23	100,000	81,750
Syniverse Holdings, Inc.	9.125	01-15-19	85,000	41,650
T-Mobile USA, Inc.	6.464	04-28-19	95,000	96,544
VimpelCom Holdings BV	5.200	02-13-19	220,000	226,653
Utilities 0.1%				293,688
Independent power and renewable electricity producers 0.1%
Dynegy, Inc.	5.875	06-01-23	60,000	52,800
GenOn Americas Generation LLC	9.125	05-01-31	210,000	161,700
GenOn Americas Generation LLC	8.500	10-01-21	100,000	79,188
Convertible bonds 0.1%				$154,325
(Cost $236,447)
Consumer discretionary 0.0%				38,975
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18	40,000	38,975
Energy 0.0%				48,750
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc.	2.625	12-01-19	130,000	48,750
Financials 0.1%				66,600
Thrifts and mortgage finance 0.1%
MGIC Investment Corp.	2.000	04-01-20	60,000	66,600
Foreign government obligations 0.1%				$254,740
(Cost $235,000)
Argentina 0.1%				254,740
Republic of Argentina (S)	7.500	04-22-26	235,000	254,740
Term loans (M) 0.2%				$345,731
(Cost $606,999)
Consumer discretionary 0.1%				179,793
Media 0.1%
Virgin Media Investment Holdings, Ltd.	3.649	06-30-23	100,000	97,357
Multiline retail 0.0%
Lands' End, Inc.	4.250	04-04-21	107,525	82,436
Utilities 0.1%				165,938
Electric utilities 0.1%
Texas Competitive Electric Holdings Company LLC (H)	4.739	10-10-17	500,000	165,938

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       24

	Shares	Value
Exchange-traded funds 0.0%		$35,495
(Cost $34,979)
iShares MSCI EAFE ETF	636	35,495
Other 0.0%		$68,779
(Cost $55,610)
TransCanada Corp., Subscription Receipt	1,600	68,779
	Par value^	Value
Short-term investments 3.1%		$6,200,000
(Cost $6,200,000)
Repurchase agreement 3.1%		6,200,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-16 at 0.420% to be repurchased at $6,200,072 on 7-1-16, collateralized by $6,130,712 Federal National Mortgage Association, 3.616% due 2-1-18 (valued at $6,324,001, including interest)	6,200,000	6,200,000
Total investments (Cost $205,933,284)† 99.9%		$201,434,039
Other assets and liabilities, net 0.1%		$141,210
Total net assets 100.0%		$201,575,249

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 6-30-16 was $17,682,819.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security, refer to the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 6-30-16, the aggregate cost of investment securities for federal income tax purposes was $206,899,485. Net unrealized depreciation aggregated to $5,465,446, of which $15,160,211 related to appreciated investment securities and $20,625,657 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-16 (unaudited)

Assets
Investments, at value (Cost $205,933,284)	$201,434,039
Foreign currency, at value (Cost $137,420)	137,044
Cash held at broker for futures contracts	1,089,561
Receivable for investments sold	201,237
Unrealized appreciation on forward foreign currency contracts	77,718
Dividends and interest receivable	868,933
Other receivables and prepaid expenses	12,385
Total assets	203,820,917
Liabilities
Due to custodian	513,499
Foreign capital gains tax payable	1,348
Payable for investments purchased	162,764
Unrealized depreciation on forward foreign currency contracts	4,655
Written options, at value (premium received $326,448)	1,315,270
Payable for futures variation margin	177,887
Payable to affiliates
Accounting and legal services fees	5,885
Trustees' fees	787
Other liabilities and accrued expenses	63,573
Total liabilities	2,245,668
Net assets	$201,575,249
Net assets consist of
Paid-in capital	$213,881,735
Accumulated distributions in excess of net investment income	(6,179,481)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(521,630)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	(5,605,375)
Net assets	$201,575,249

Net asset value per share
Based on 12,214,669 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$16.50

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       26

STATEMENT OF OPERATIONS  For the six months ended 6-30-16 (unaudited)

Investment income
Dividends	$3,606,589
Interest	986,419
Less foreign taxes withheld	(198,972)
Total investment income	4,394,036
Expenses
Investment management fees	1,005,874
Accounting and legal services fees	19,675
Transfer agent fees	9,471
Trustees' fees	21,821
Printing and postage	26,388
Professional fees	27,146
Custodian fees	24,417
Stock exchange listing fees	11,822
Other	4,530
Total expenses	1,151,144
Less expense reductions	(7,271)
Net expenses	1,143,873
Net investment income	3,250,163
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	188,099
Futures contracts	(345,014)
Written options	199,229
42,314
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	2,630,543 [1]
Futures contracts	32,813
Written options	(930,246)
1,733,110
Net realized and unrealized gain	1,775,424
Increase in net assets from operations	$5,025,587

1	Net of $1,348 increase in deferred foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-16	Year ended 12-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$3,250,163	$5,124,834
Net realized gain	42,314	11,020,539
Change in net unrealized appreciation (depreciation)	1,733,110	(17,324,439)
Increase (decrease) in net assets resulting from operations	5,025,587	(1,179,066)
Distributions to shareholders
From net investment income	(9,238,121)[1]	(5,710,487)
From net realized gain	—	(12,004,625)
From paid in capital	—	(1,939,979)
Total distributions	(9,238,121)	(19,655,091)
From fund share transactions
Repurchased	(4,243,034)	(17,598,174)
Total decrease	(8,455,568)	(38,432,331)
Net assets
Beginning of period	210,030,817	248,463,148
End of period	$201,575,249	$210,030,817
Accumulated distributions in excess of net investment income	($6,179,481)	($191,523)
Share activity
Shares outstanding
Beginning of period	12,517,202	13,637,509
Shares repurchased	(302,533)	(1,120,307)
End of period	12,214,669	12,517,202

1	A portion of the distributions may be deemed a tax return of capital at year-end.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       28

Financial highlights

COMMON SHARES Period Ended	6-30-16[1]		12-31-15	12-31-14	12-31-13	12-31-12[2]		10-31-12	10-31-11[3]
Per share operating performance
Net asset value, beginning of period	$16.78		$18.22	$19.52	$17.54	$17.60		$16.99	$19.10	[4]
Net investment income[5]	0.26		0.39	0.46	0.14	0.05		0.13	0.02
Net realized and unrealized gain (loss) on investments	0.16		(0.51)	(0.27)	3.19	0.18		1.68	(1.73)
Total from investment operations	0.42		(0.12)	0.19	3.33	0.23		1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.75	) [6]	(0.44)	(0.45)	(0.18)	(0.05)		(0.13)	(0.02)
From net realized gain	—		(0.91)	(1.05)	(1.17)	—		—	—
From tax return of capital	—		(0.15)	—	—	(0.27)		(1.16)	(0.34)
Total distributions	(0.75)		(1.50)	(1.50)	(1.35)	(0.32)		(1.29)	(0.36)
Anti-dilutive impact of repurchase plan[7]	0.05		0.18	0.01	— [8]	0.03		0.09	—
Offering costs related to common shares	—		—	—	—	—		—	(0.04)
Net asset value, end of period	$16.50		$16.78	$18.22	$19.52	$17.54		$17.60	$16.99
Per share market value, end of period	$14.99		$14.46	$16.32	$17.07	$15.26		$16.14	$15.18
Total return at net asset value (%)[9]	3.36	[10,11]	1.56	1.66 [10]	20.40	1.71	[11]	12.17	(8.98	) [11]
Total return at market value (%)[9]	8.96	[11]	(2.29)	4.13	21.02	(3.51	) [11]	15.14	(22.33	) [11]
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$202		$210	$248	$268	$241		$245	$248
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	[12]	1.16	1.17	1.14	0.22	[11]	1.14	1.15	[12]
Expenses including reductions	1.14	[12]	1.15	1.17	1.14	0.22	[11]	1.14	1.15	[12]
Net investment income	3.23	[12]	2.17	2.37 [13]	0.72	0.30	[11]	0.74	0.31	[12]
Portfolio turnover (%)	19		43	42	142 [14]	11		76	38

1	Six months ended 6-30-16. Unaudited.
2	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
3	Period from 5-26-11 (commencement of operations) to 10-31-11.
4	Reflects the deduction of a $0.90 per share sales load.
5	Based on average daily shares outstanding.
6	A portion of the distributions may be deemed a tax return of capital at year-end.
7	The repurchase plan was completed at an average repurchase price of $14.03, $15.71, $17.38, $17.06, $15.43 and $15.95 for 302,533 shares, 1,120,307 shares, 94,866 shares, 794 shares, 200,837 shares, and 686,230 shares for the six months ended 6-30-16, years ended 12-31-15, 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
8	Less than $0.005 per share.
9	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
10	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
11	Not annualized.
12	Annualized.
13	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
14	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       29

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       30

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2016, by major security category or type:

	Total value at 6-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$9,243,030	$2,710,296	$6,395,680	$137,054
Consumer staples	11,187,122	4,438,416	6,748,706	—
Energy	15,169,621	8,799,006	6,370,615	—
Financials	37,392,921	19,878,896	17,514,025	—
Health care	19,354,296	11,344,495	8,009,801	—
Industrials	17,657,148	8,262,826	9,394,322	—
Information technology	22,079,748	16,935,233	5,067,831	76,684
Materials	9,850,723	6,185,660	3,665,063	—
Telecommunication services	10,601,440	2,002,590	8,598,850	—
Utilities	11,297,493	5,012,548	6,284,945	—
Preferred securities	298,877	298,877	—	—
Corporate bonds	30,242,550	—	30,242,550	—
Convertible bonds	154,325	—	154,325	—
Foreign government obligations	254,740	—	254,740	—
Term loans	345,731	—	345,731	—
Exchange-traded funds	35,495	35,495	—	—
Other	68,779	—	68,779	—
Short-term investments	6,200,000	—	6,200,000	—
Total investments in securities	$201,434,039	$85,904,338	$115,315,963	$213,738
Other financial instruments:
Futures	($180,030)	($180,030)	—	—
Forward foreign currency contracts	73,063	—	$73,063	—
Written options	(1,315,270)	(1,315,270)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the

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counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

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Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investments companies, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures

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contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended June 30, 2016, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $11.0 million to $27.4 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	130	Short	Sep 2016	($10,364,660)	($10,498,800)	($134,140)
S&P 500 Index E-Mini Futures	24	Short	Sep 2016	(2,462,350)	(2,508,240)	(45,890)
						($180,030)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended June 30, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $4.7 million to $7.0 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	155,000	USD	120,899	Royal Bank of Canada	7/29/2016	—	($913)	($913)
EUR	225,000	USD	253,653	Goldman Sachs International	7/29/2016	—	(3,742)	(3,742)
EUR	1,494,000	USD	1,648,375	JPMorgan Chase Bank N.A.	7/29/2016	$11,038	—	11,038
GBP	423,000	USD	557,239	BNP Paribas SA	7/29/2016	5,992	—	5,992
USD	1,364,943	EUR	1,226,000	Citibank N.A.	9/21/2016	537	—	537
USD	3,023,783	EUR	2,663,000	Commonwealth Bank of Australia Sydney	9/21/2016	60,151	—	60,151
						$77,718	($4,655)	$73,063

Currency abbreviations
CAD	Canadian Dollar	GBP	Pound Sterling

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Currency abbreviations
EUR	Euro	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended June 30, 2016, the fund wrote option contracts to generate income. The following tables summarize the fund's written options activities during the six months ended June 30, 2016 and the contracts held at June 30, 2016:

	Number of contracts	Premiums received
Outstanding, beginning of period	265	$296,524
Optons written	1,558	2,010,769
Options closed	(1,581)	(1,980,845)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	242	$326,448

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index futures	$2,050	Jul 2016	242	$326,448	($1,315,270)
			242	$326,448	($1,315,270)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	—	($180,030)
Foreign currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$77,718	(4,655)
Equity	Written options, at value	Written options	—	(1,315,270)
			$77,718	($1,499,955)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Written options	Total
Equity	($345,014)	—	$199,229	($145,785)
Forward currency	—	($124,264)	—	(124,264)
Total	($345,014)	($124,264)	$199,229	($270,049)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Written options	Total
Equity	$32,813	—	($930,246)	($897,433)
Forward foreign currency	—	$68,518	—	68,518
Total	$32,813	$68,518	($930,246)	($828,915)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2016, this waiver amounted to 0.01% of the fund's average daily gross assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $7,271 for the six months ended June 30, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2016 were equivalent to a net annual effective rate of 0.99% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended June 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2016 and December 31, 2016, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2015). During the six months ended June 30, 2016 and the year ended December 31, 2015, the fund repurchased 2.42% and 8.21% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 12.63% and 12.14% for the six months ended June 30, 2016 and year ended December 31, 2015, respectively. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $39,003,294 and $48,376,524, respectively, for the six months ended June 30, 2016.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at June 30, 2016:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 6-30-16
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.07%	$137,054
Dropbox, Inc.	5-1-12	$65,608	7,248	7,248	0.04%	$76,684
		$306,161				$213,738

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

By-laws

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the six months ended June 30, 2016, distributions from net investment income totaling $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions[1]
March 31, 2016	$0.3760
June 30, 2016	0.3760
Total	$0.7520

1 A portion of the distributions may be deemed a tax return of capital at year-end.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       40

(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-year period and underperformed for the three-year period ended December 31, 2015. The Board also noted that, based on its net asset value, the Fund outperformed its peer group average for the one- and three-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are at the peer group median and that the total expenses for the fund are below the peer group median. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm's length; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and the Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       42

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of Broadridge peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the histrorical performance of comparable funds and the fund's benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       43

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 3, 2016. The following proposal was considered by the shareholders:

Proposal: To elect (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders. Each Trustee was elected to continue to serve as Trustee by the fund's shareholders and the votes cast with respect to each Trustee are set forth below:

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	10,991,576.700	200,319.000
James M. Oates	10,972,158.700	219,637.000
Steven R. Pruchansky	10,970,493.700	221,302.000
Non-Independent Trustee
James R. Boyle	10,973,054.700	218,741.000
Craig Bromley	10,966,934.700	224,861.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Gregory A. Russo, and Warren A. Thomson.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF303815	P15SA 6/16 8/16

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Dec-15	-	-	-	1,251,720
Jan-16	73,000	$13.302	73,000	1,178,720*
Feb-16	104,400	13.635	177,400	1,074,320
Mar-16	43,000	14.561	220,400	1,031,320
Apr-16	7,200	14.576	227,600	1,024,120
May-16	27,000	14.941	254,600	997,120
Jun-16	47,933	14.906	302,533	949,187
Total	302,533	$14.025
*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2016 and December 31, 2016 (based on common shares outstanding as of December 31, 2015).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:

/s/ Andrew Arnott

_________________________________

Andrew Arnott

President

Date: August 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

_________________________________

Andrew Arnott

President

Date: August 18, 2016

By:

/s/ Charles A. Rizzo

_________________________________

Charles A. Rizzo

Chief Financial Officer

Date: August 18, 2016